UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation)
001-31940		25-1255406
(Commission File Number)		(IRS Employer Identification No.)

626 Washington Place Pittsburgh, Pennsylvania	15219
(Address of Principal Executive Offices)	(Zip Code)

(866) 362-4603

(Registrant’s telephone number, including area code)

12 Federal Street, One North Shore Center

Pittsburgh, Pennsylvania 15212

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 11, 2024, F.N.B. Corporation (the “Corporation”) completed its offering of $500,000,000 aggregate principal amount of its 5.722% Fixed Rate / Floating Rate Senior Notes due 2030 (the “Notes”). The Notes were sold to the public at a price equal to 100% of the aggregate principal amount of the Notes. The net proceeds to the Corporation from the sale of the Notes, after the underwriting discount, but before estimated transaction expenses, were $498,250,000. The Notes were offered pursuant to the final prospectus supplement dated December 4, 2024 (the “Prospectus”), to the base prospectus with respect to the offering from time to time of Common Stock, Preferred Stock, Debt Securities, Depositary Shares, Warrants, Purchase Contracts and Units dated August 30, 2024, forming a part of the Corporation’s shelf registration statement on Form S-3 (File No. 333-281868).

The Notes were issued under an indenture, dated as of February 24, 2020 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a third supplemental indenture dated as of December 11, 2024 (the “Supplemental Indenture”), between the Company and the Trustee (the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). The Notes are not obligations of, and are not, and will not be, guaranteed by any of the Corporation’s subsidiaries.

The Notes will mature on December 11, 2030 (the “maturity date”). During the period from, and including, December 11, 2024, to, but excluding, December 11, 2029 (the “fixed rate period”), the Notes will bear interest at the rate of 5.722% per annum. Interest will be payable semi-annually in arrears on June 11 and December 11 of each year, beginning on June 11, 2025 and ending on December 11, 2029 (each such date, a “fixed interest payment date”). During the period from, and including, December 11, 2029, to, but excluding, the maturity date (the “floating rate period”), the Notes will bear interest at a floating rate per annum equal to Compounded SOFR plus 1.93%, as determined by the Calculation Agent in the manner described in the Indenture. Such interest will be payable quarterly in arrears on March 11, 2030, June 11, 2030, September 11, 2030, and at the maturity date. Compounded SOFR for each interest period in the floating rate period will be calculated by the Calculation Agent in accordance with the formula set forth in the Indenture with respect to the Observation Period relating to such interest period.

Prior to December 11, 2029 (one year prior to the maturity date, the “Par Call Date”), the Corporation may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the Indenture) plus 25 basis points less (b) interest accrued to the date of redemption, and

•	100% of the principal amount of the notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

Additionally, the Corporation may redeem the Notes at its option, in whole, but not in part, on the Par Call Date at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date. The Corporation may also redeem the Notes at its option, in whole or in part, at any time and from time to time on or after November 11, 2030 (30 days prior to the maturity date) at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

The Corporation intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include making investments at the holding company level, providing capital to support the growth of First National Bank of Pennsylvania and refinancing of outstanding indebtedness.

The foregoing description of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of Note. The Base Indenture, the Supplemental Indenture and the form of Note are included herein as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.

A copy of the opinion of Reed Smith LLP, counsel to the Corporation, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of February 24, 2020, by and between the Corporation and Wilmington Trust, National Association, as Trustee, incorporated by reference to Exhibit 4.1 of the Corporation’s Current Report on Form 8-K filed on February 24, 2020.

4.2*	Third Supplemental Indenture, dated as of December 11, 2024, by and between the Corporation and Wilmington Trust, National Association, as Trustee.

4.3*	Form of 5.722% Fixed Rate / Floating Rate Senior Notes due 2030 (included as part of Exhibit 4.2).

5.1*	Opinion of Reed Smith LLP.

23.1*	Consent of Reed Smith LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: December 11, 2024